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                                                                   Exhibit 32.1

                           SECTION 1350 CERTIFICATION

I, Gregory Cuneo, President and Chief Executive Officer of DualStar Technologies Corporation (the "Company"), do hereby certify in accordance with 18 U.S.C. 1350, as adopted pursuant to Section 906 of the Sarbanes-Oxley Act of 2002, that:

            -- The Quarterly Report on Form 10-Q of the Company for the period ending September 30, 2003 (the "Quarterly Report") fully complies with the requirements of section 13(a) or 15(d) of the Securities Exchange Act of 1934 (15 U.S.C 78m or 78o(d)), and

            -- The information contained in the Quarterly Report fairly presents, in all material respects, the financial condition and results of operations of the Company.

Dated: November 14, 2003

                                           /s/    GREGORY CUNEO
                                           Gregory Cuneo
                                           President and Chief Executive Officer



                                                                   Exhibit 32.2


                           SECTION 1350 CERTIFICATION

I, Robert Birnbach, Executive Vice President and Chief Financial Officer of DualStar Technologies Corporation (the "Company"), do hereby certify in accordance with 18 U.S.C. 1350, as adopted pursuant to Section 906 of the Sarbanes-Oxley Act of 2002, that:

            -- The Quarterly Report on Form 10-Q of the Company for the period ending September 30, 2003 (the "Quarterly Report") fully complies with the requirements of section 13(a) or 15(d) of the Securities Exchange Act of 1934 (15 U.S.C 78m or 78o(d)), and

            -- The information contained in the Quarterly Report fairly presents, in all material respects, the financial condition and results of operations of the Company.

Dated: November 14, 2003
                                             /s/    ROBERT BIRNBACH
                                             Robert Birnbach
                                             Executive Vice President and
                                             Chief Financial Officer